SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 20, 1997


         TRUST CREATED BY SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                     (under a Pooling & Servicing Agreement
                  dated as of February 1, 1996, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 1996-C1)
            (Exact name of Registrant as specified in its Charter)





     New York                      33-84924-11                      36-4069689
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                        60603
Attention:  Asset-backed Securities Trust Services                (Zip Code)
            Salomon 1996-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761


                         The Exhibit Index is on page 2.









                                    Page - 1

ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the June 20, 1997, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of June 20, 1997.

    Loan data file as of the June 1997 Determination Date.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.22 of the Pooling & Servicing Agreement dated as of February 1, 1996

                             By:   Midland Data  Systems,  Inc.,  its General
                             Partner




                              /s/ Lawrence D. Ashley

                              By: Lawrence D. Ashley
                              Title: Director of CMBS Programs

Date: June 20, 1997


                                  EXHIBIT INDEX

                                                                   Sequential
Document                                                           Page Number

Monthly Remittance Statement to the Certificateholders                   3
dated as of June 20, 1997

Loan data file as of June 1997                                           18


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